                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D C 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): March 31, 2000



                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)


                                    DELAWARE
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                 (state or other jurisdiction of incorporation)


                                    333-80437
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                            (commission file number)


                                   33-0862379
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                    (I..R.S. employer identification number)


                             10089 WILLOW CREEK ROAD
                           SAN DIEGO, CALIFORNIA 92131
                                 (858) 530-9394
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   (address and telephone number of registrant's principal executive offices)

Item 5. Other Events

        (a)   Monthly Report


The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

      Exhibit No.        Description
      -----------        -----------
      4.                 Pooling and Servicing Agreement, dated as of March 13,
                         2000, between Greenpoint Credit, LLC, as Contract
                         Seller and Servicer and The First National Bank of
                         Chicago as Trustee.

      99.                Monthly Investor Servicing Report.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                  GREENPOINT CREDIT

                                  BY:  /s/ Charles O. Ryan
                                     ------------------------------
                                     Name:   Charles O. Ryan
                                     Title:  Vice President

                                     Dated:  May 25, 2000
                                             San Diego, California